                                   PROXY CARD

                                BOSTON 1784 FUNDS

                           TAX-FREE MONEY MARKET FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Tax-Free Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Tax-Free Money Market Fund to the Tax-Exempt Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Tax-Exempt Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Tax-Exempt Fund to shareholders of the Boston 1784 Tax-Free Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

         |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                           TAX-FREE MONEY MARKET FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Tax-Free Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Tax-Free Money Market Fund to the Tax-Exempt Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Tax-Exempt Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Tax-Exempt Fund to shareholders of the Boston 1784 Tax-Free Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                         U.S. TREASURY MONEY MARKET FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 U.S. Treasury Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 U.S. Treasury Money Market Fund to the U.S. Treasury Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy U.S. Treasury Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy U.S. Treasury Fund to shareholders of the Boston 1784 U.S. Treasury Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                         U.S. TREASURY MONEY MARKET FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 U.S. Treasury Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 U.S. Treasury Money Market Fund to the U.S. Treasury Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy U.S. Treasury Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy U.S. Treasury Fund to shareholders of the Boston 1784 U.S. Treasury Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                             PRIME MONEY MARKET FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Prime Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Prime Money Market Fund to the Money Market Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Money Market Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Money Market Fund to shareholders of the Boston 1784 Prime Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                             PRIME MONEY MARKET FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Prime Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve an Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Prime Money Market Fund to the Money Market Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Money Market Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Money Market Fund to shareholders of the Boston 1784 Prime Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                  INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Institutional U.S. Treasury Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Institutional U.S. Treasury Money Market Fund to the Institutional Treasury Money Market Fund of The Galaxy Fund in exchange for shares of the Galaxy Institutional Treasury Money Market Fund of equal value; (b) the distribution of the shares of the Galaxy Institutional, Treasury Money Market Fund to shareholders of the Boston 1784 Institutional U.S. Treasury Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                      INSTITUTIONAL PRIME MONEY MARKET FUND

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Institutional Prime Money Market Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Institutional Prime Money Market Fund to the Institutional Money Market Fund of The Galaxy Fund in exchange for shares of the Galaxy Institutional Money Market Fund of equal value;
         (b) the distribution of the shares of the corresponding Galaxy Institutional Money Market Fund to shareholders of the Boston 1784 Institutional Prime Money Market Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                             SHORT-TERM INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Short-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Short-Term Income Fund to the Short-Term Bond Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Short-Term Bond Fund of equal value; (b) the distribution of the Trust Shares of the corresponding Galaxy Short-Term Bond Fund to shareholders of the Boston 1784 Short-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                             SHORT-TERM INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Short-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Short-Term Income Fund to the Short-Term Bond Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Short-Term Bond Fund of equal value; (b) the distribution of the BKB Shares of the corresponding Galaxy Short-Term Bond Fund to shareholders of the Boston 1784 Short-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                                   INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investment Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Income Fund to the High Quality Bond Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy High Quality Fund of equal value; (b) the distribution of the Trust Shares of the corresponding Galaxy High Quality Bond Fund to shareholders of the Boston 1784 Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                                   INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investment Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Income Fund to the High Quality Bond Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy High Quality Fund of equal value; (b) the distribution of the BKB Shares of the corresponding Galaxy High Quality Bond Fund to shareholders of the Boston 1784 Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                     U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 U.S. Government Medium-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 U.S. Government Medium-Term Income Fund to the Intermediate Government Income Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Intermediate Government Income Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Intermediate Government Income Fund to shareholders of the Boston 1784 U.S. Government Medium-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                     U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 U.S. Government Medium-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 U.S. Government Medium-Term Income Fund to the Intermediate Government Income Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Intermediate Government Income Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Intermediate Government Income Fund to shareholders of the Boston 1784 U.S. Government Medium-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       TAX-EXEMPT MEDIUM-TERM INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Tax-Exempt Medium-Term Income Fund to the Intermediate Tax-Exempt Bond Fund of The Galaxy Fund in exchange for Trust Shares of Galaxy Intermediate Bond Tax-Exempt Fund of equal value; (b) the distribution of the Trust Shares of the corresponding Galaxy Intermediate Tax-Exempt Bond Fund to shareholders of the Boston 1784 Tax-Exempt Medium-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       TAX-EXEMPT MEDIUM-TERM INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Tax-Exempt Medium-Term Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Tax-Exempt Medium-Term Income Fund to the Intermediate Tax-Exempt Bond Fund of The Galaxy Fund in exchange for BKB Shares of Galaxy Intermediate Bond Tax-Exempt Fund of equal value; (b) the distribution of the BKB Shares of the corresponding Galaxy Intermediate Tax-Exempt Bond Fund to shareholders of the Boston 1784 Tax-Exempt Medium-Term Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       CONNECTICUT TAX-EXEMPT INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Connecticut Tax-Exempt Income Fund to the Connecticut Intermediate Municipal Bond Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund to shareholders of the Boston 1784 Connecticut Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       CONNECTICUT TAX-EXEMPT INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Connecticut Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Connecticut Tax-Exempt Income Fund to the Connecticut Intermediate Municipal Bond Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Connecticut Intermediate Municipal Bond Fund to shareholders of the Boston 1784 Connecticut Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                         FLORIDA TAX-EXEMPT INCOME FUND

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Institutional Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Florida Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Florida Tax-Exempt Income Fund to the Florida Municipal Bond Fund of The Galaxy Fund in exchange for shares of the Galaxy Florida Municipal Bond Fund of equal value; (b) the distribution of the shares of the Galaxy Florida Municipal Bond Fund to shareholders of the Boston 1784 Florida Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                      MASSACHUSETTS TAX-EXEMPT INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Massachusetts Tax-Exempt Income Fund to the Massachusetts Intermediate Municipal Bond Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund to shareholders of the Boston 1784 Massachusetts Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD

                                BOSTON 1784 FUNDS

                      MASSACHUSETTS TAX-EXEMPT INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000

         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Massachusetts Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Massachusetts Tax-Exempt Income Fund to the Massachusetts Intermediate Municipal Bond Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Massachusetts Intermediate Municipal Bond Fund to shareholders of the Boston 1784 Massachusetts Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       RHODE ISLAND TAX-EXEMPT INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Rhode Island Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Rhode Island Tax-Exempt Income Fund to the Rhode Island Municipal Bond Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Rhode Island Municipal Bond Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Rhode Island Municipal Bond Fund to shareholders of the Boston 1784 Rhode Island Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                       RHODE ISLAND TAX-EXEMPT INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Rhode Island Tax-Exempt Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Rhode Island Tax-Exempt Income Fund to the Rhode Island Municipal Bond Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Rhode Island Municipal Bond Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Rhode Island Municipal Bond Fund to shareholders of the Boston 1784 Rhode Island Tax-Exempt Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                              ASSET ALLOCATION FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Asset Allocation Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Asset Allocation Fund to the Asset Allocation Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Asset Allocation Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Asset Allocation Fund to shareholders of the Boston 1784 Asset Allocation Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                              ASSET ALLOCATION FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Asset Allocation Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Asset Allocation Fund to the Asset Allocation Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Asset Allocation Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Asset Allocation Fund to shareholders of the Boston 1784 Asset Allocation Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                             GROWTH AND INCOME FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Growth and Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Growth and Income Fund to the Growth and Income Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy Growth and Income Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy Growth and Income Fund to shareholders of the Boston 1784 Growth and Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                             GROWTH AND INCOME FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Growth and Income Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Growth and Income Fund to the Growth and Income Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy Growth and Income Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy Growth and Income Fund to shareholders of the Boston 1784 Growth and Income Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                                   GROWTH FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Growth Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Growth Fund to the Growth Fund II of The Galaxy Fund in exchange for Trust Shares of the Galaxy Growth Fund II of equal value;
         (b) the distribution of the Trust Shares of the Galaxy Growth Fund II to shareholders of the Boston 1784 Growth Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                                   GROWTH FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 Growth Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 Growth Fund to the Growth Fund II of The Galaxy Fund in exchange for BKB Shares of the Equity Growth Fund II of equal value;
         (b) the distribution of the BKB Shares of the Galaxy Growth Fund II to shareholders of the Boston 1784 Growth Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                            INTERNATIONAL EQUITY FUND
                              (SHARES/TRUST SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 International Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 International Equity Fund to the International Equity Fund of The Galaxy Fund in exchange for Trust Shares of the Galaxy International Equity Fund of equal value; (b) the distribution of the Trust Shares of the Galaxy International Equity Fund to shareholders of the Boston 1784 International Equity Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE

                                   PROXY CARD


                                BOSTON 1784 FUNDS

                            INTERNATIONAL EQUITY FUND
                               (SHARES/BKB SHARES)

                SPECIAL MEETING OF SHAREHOLDERS - APRIL 28, 2000


         The undersigned hereby appoints James Foggo, Lynda J. Striegel and Edward T. Searle (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Boston 1784 Funds (the "Meeting") to be held at the offices of Boston 1784 Funds' administrator, SEI Investments Mutual Fund Services, 1 Freedom Valley Drive, Oaks, Pennsylvania at 10:00 a.m. (Eastern Time) on April 28, 2000, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Boston 1784 International Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or either of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED MARCH 5, 2000.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BOSTON 1784 FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL.

(1) To approve the Agreement and Plan of Reorganization, attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for
         (a) the transfer of substantially all of the assets and liabilities of the Boston 1784 International Equity Fund to the International Equity Fund of The Galaxy Fund in exchange for BKB Shares of the Galaxy International Equity Fund of equal value; (b) the distribution of the BKB Shares of the Galaxy International Equity Fund to shareholders of the Boston 1784 International Equity Fund; and (c) the deregistration under the Investment Company Act of 1940, as amended, and the termination under state law of Boston 1784 Funds.

          |  |FOR                  |  |AGAINST              |  |ABSTAIN

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

------------------------------------    ----------------------------------------
SIGNATURE                       DATE    SIGNATURE (JOINT OWNER)             DATE